SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PCM Fund, Inc.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2012

PCM FUND INC. (“PCM”)

1633 Broadway

New York, New York 10019

To the Shareholders of PCM Fund Inc. (the “Fund”):

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Monday, August 20, 2012 at 11:00 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Directors of the Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

2.	To amend and restate the Fund’s current fundamental investment policy regarding industry concentration; and

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors of the Fund has fixed the close of business on June 5, 2012 as the record date for the determination of shareholders entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

New York, New York

June 27, 2012

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PCM FUND INC. (“PCM”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2012

This Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2011 for PCM are also available at www.allianzinvestors.com/closedendfunds.

PROXY STATEMENT

JUNE 27, 2012

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of the shareholders of PCM Fund Inc. (“PCM” or the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund and any adjournment(s) or postponement(s) thereof (the “Meeting”). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Monday, August 20, 2012 at 11:00 A.M., Eastern Time.

The Notice of Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about June 27, 2012.

The Meeting is scheduled as a meeting of the holders of common shares of the Fund (the “Shareholders”). The Shareholders of the Fund will vote on the proposed election of Directors (“Proposal 1”) and the proposed amendment and restatement of the Fund’s fundamental investment policy regarding industry concentration (“Proposal 2”), each as set forth herein (collectively, the “Proposals”) and on any other matters that may arise for the Fund.

The Board of the Fund has fixed the close of business on June 5, 2012 as the record date (the “Record Date”) for the determination of Shareholders of the

Fund entitled to receive notice of the Meeting and to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Shareholders of the Fund on the Record Date will be entitled to one vote per share on each matter on which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Directors. The following table sets forth the number of shares of common stock (the “Shares”) issued and outstanding of the Fund at the close of business on the Record Date:

Outstanding Common Shares
PCM	11,483,227

The class of Shares listed for the Fund in the table above is the only class of Shares currently authorized by the Fund.

At the Meeting, with respect to the election of each Director, the proposed amendment and restatement of the Fund’s fundamental investment policy regarding industry concentration and on any other proposal brought before the Meeting (including the election of Director nominees for election by all Shareholders), all Shareholders will have equal voting rights (i.e., one vote per Share) and will vote together as a single class. As summarized in the table below:

PCM:

The Shareholders of the Fund, voting together as a single class, have the right to vote on (i) the re-election of Alan Rappaport and the election of Deborah A. DeCotis as Directors of the Fund and (ii) the proposed amendment and restatement of the Fund’s fundamental investment policy regarding industry concentration.

Summary

Proposals	Common Shareholders
I. Election of Directors

Independent Directors/Nominees*

Re-election of Alan Rappaport	✓

Election of Deborah A. DeCotis	✓

II. Amendment and Restatement of Fundamental Investment Policy	✓

*	“Independent Directors” or “Independent Nominees” are those Directors or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Directors listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-800-254-5197 for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, including any postponement(s) or adjournments thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Fund are located at 1633 Broadway, New York, New York 10019. AGIFM serves as the investment manager of the Fund and retains its affiliate, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), to serve as the sub-adviser to the Fund. Additional information regarding the Manager and the Sub-Adviser may be found under “Additional Information—Investment Manager and Sub-Adviser” below.

The solicitation will be primarily by mail and the cost of soliciting proxies for the Fund will be borne individually by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by the Fund. The Fund has retained at its own expense AST Fund Solutions, LLC (“AST”) to aid in the solicitation of instructions for registered and nominee accounts, for a fee estimated to be approximately $30,000 plus reasonable out-of-pocket expenses. If you have any questions regarding the proposals, the proxy materials or need assistance voting your shares, please contact AST toll-free at (800) 884-4705.

As of the Record Date, the Directors and nominees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Shares and, to the knowledge of the Fund, the following entity beneficially owned more than five percent (5%) of a class of the Fund:

Beneficial Owner	Fund	Percentage of Ownership of Class
The Keller Group Investment Management, Inc. 18101 Von Karman Avenue, Ste 700 Irvine, CA 92612	PCM	8.88% of Common Shares

I. PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, as amended (the “Articles”), the Directors have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. On June 14, 2011, the Board of the Fund appointed Deborah A. DeCotis to serve as a Director to fill a Class III vacancy for the Fund. Accordingly, the Nominating Committee has recommended Ms. DeCotis for election as a Director by the Shareholders of the Fund. The Nominating Committee has also recommended Alan Rappaport for re-election by the Shareholders as Director to the Fund.

The term of office of the Class III Directors will expire at the Meeting; the term of office of the Class I Directors will expire at the annual meeting of Shareholders for the 2012-2013 fiscal year; and the term of office of the Class II Directors will expire at the annual meeting of Shareholders for the 2013-2014 fiscal year. Currently, Alan Rappaport and Deborah A. DeCotis are Class III Directors. The Nominating Committee has recommended to the Board that Mr. Rappaport and Ms. DeCotis be nominated for re-election and election, respectively, by the Shareholders, as Class III Directors at the Meeting. Consistent with the Fund’s Articles, if elected, the nominees shall hold office for terms coinciding with the Classes of Directors to which they have been designated. Therefore, if elected at the Meeting, Mr. Rappaport and Ms. DeCotis will serve terms consistent with the Class III Directors, which will expire at the Fund’s annual meeting for the 2014-2015 fiscal year.

At any annual meeting of Shareholders, any Director elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Director by the Board) shall hold office for a term that coincides with the remaining term of the Class of Directors to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Directors, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Directors, any Director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Directors to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the Class of Directors to which they have been designated and the expiration of their term if elected:

Director/Director Nominee	Class	Expiration of Term if Elected[1]
PCM
Alan Rappaport	Class III	Annual Meeting for the 2014-2015 fiscal year
Deborah A. DeCotis	Class III	Annual Meeting for the 2014-2015 fiscal year

[1]	A Director of PCM elected at an annual meeting shall hold office until his or her successor is elected and qualifies.

Under this classified Board structure, generally only those Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Directors of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for the Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Directors and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Directors. Subject to the provisions of the Fund’s Articles, its By-Laws and applicable state law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — If the nominees are elected as proposed, the Board of Directors of the Fund will consist of seven Directors, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Directors”). An

Independent Director serves as Chairman and is selected by a vote of the majority of the Independent Directors. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Directors generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Directors meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Directors has established four standing Committees to facilitate oversight of the management of the Fund: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Directors, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Directors and Committee membership limited to Independent Directors, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those portfolios include, the net assets of the Fund and the Fund Complex and the management and other service arrangements of the Fund and the Fund Complex. The Board also believes that its structure, including the presence of one Director who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Directors.

Risk Oversight — The Fund has retained the Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Manager, to oversee the Fund’s business affairs and administrative matters, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer. The Board oversees the performance of these functions by the Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Directors, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Information Regarding Directors and Nominees.

The following table provides information concerning the Directors/Nominees of the Fund.

Name, Address*, Date of Birth and Class	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee During the Past 5 Years
Independent Directors/Nominees

Bradford K. Gallagher 02/28/1944 Class II	Director	Since September 2010	Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Director, Atlantic Maritime Heritage Foundation (since 2007); Director, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Director of the funds in the Allianz/PIMCO Fund Complex since 2010.	57	Formerly, Chairman and Director of Grail Advisors ETF Trust (2009- 2010) and Director of Nicholas- Applegate Institutional Funds (2007- 2010)

Name, Address*, Date of Birth and Class	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee During the Past 5 Years

James A. Jacobson 02/03/1945 Class I	Director	Since December 2009	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Director of the funds in the Allianz/PIMCO Fund Complex since 2009.	57	Director, Alpine Mutual Funds Complex consisting of 16 funds

Hans W. Kertess 07/12/1939 Class II	Chairman of the Board, Director	Since April 2008	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Director of the funds in the Allianz/PIMCO Fund Complex since 2000.	57	None

William B. Ogden, IV 01/11/1945 Class I	Director	Since April 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	57	None

Name, Address*, Date of Birth and Class	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee During the Past 5 Years

Alan Rappaport 03/13/1953 Class III	Nominee, Director	Since June 2010	Advisory Director (since 2012), formerly Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Director, American Museum of Natural History (since 2005) and Director, NYU Langone Medical Center (since 2007). Director of the funds in the Allianz/PIMCO Fund Complex since 2010.	57	None

Deborah A. DeCotis 11/13/1952 Class III	Nominee, Director	Since June 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Director, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007). Director of the funds in the Allianz/PIMCO Fund Complex since 2011.	57	None

Name, Address*, Date of Birth and Class	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee During the Past 5 Years
Interested Director**

John C. Maney** 08/03/1959 Class II	Director	Since April 2008	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006. Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	80	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
**	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his position as Chief Executive Officer of the Manager, among other positions with the Manager and various affiliated entities.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Director and nominee of the Fund and, on an aggregate basis, of any registered investment companies overseen by the Director or nominee in the “family of investment companies,” including the Fund.

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/Nominee in the Family of Investment Companies*
Independent Directors/Nominees
Bradford K. Gallagher	None	$50,001-$100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport	None	Over $100,000
Deborah A. DeCotis	None	Over $100,000
Interested Director/Nominee
John C. Maney	None	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Fund, as of the Record Date, Directors and nominees who are Independent Directors or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Compensation. Each of the Independent Directors also serves as a Director of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AGIC Convertible & Income Fund, AGIC Convertible & Income Fund II, NFJ Dividend, Interest & Premium Strategy Fund, PIMCO Dynamic Income Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity &

Convertible Income Fund, and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”); and Allianz Global Investors Managed Accounts Trust and Allianz Funds Multi-Strategy Trust (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Fund are affiliated with the Manager. Each of the Allianz Managed Funds is expected to hold joint meetings of their Boards of Directors whenever possible. Each Director of the Fund, other than any Director who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Directors are also reimbursed for meeting-related expenses.

Each Director’s compensation and other costs of joint meetings is allocated pro rata among the Allianz Managed Funds for which such Director serves as a Director based on the complexity of issues relating to each such fund and relative time spent by the Directors in addressing them, and secondarily, on each such fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).

Directors do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.

The following table provides information concerning the compensation paid to the Directors and nominees for the fiscal year ended December 31, 2011 for the Fund and the compensation received by the Directors for serving as Directors of the Fund and other funds in the same “Fund Complex” as the Fund. Each officer and each Director who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including any Interested Director, serves without any compensation from the Fund.

Compensation Table

Name of Directors/Nominees	Aggregate Compensation from PCM for the Fiscal Year Ended December 31, 2011	Total Compensation from the Fund and Fund Complex Paid to Directors/Nominees for the Calendar Year Ended December 31, 2011*
Independent Directors/Nominees
Paul Belica(1)	$1,524	$250,000
Bradford K. Gallagher	$1,524	$250,000
James A. Jacobson	$1,831	$300,000
Hans W. Kertess	$1,982	$325,000
William B. Ogden, IV	$1,524	$250,000
Alan Rappaport	$1,524	$250,000
Deborah A. DeCotis(2)	$1,147	$204,861
Interested Director/Nominee
John C. Maney	$0	$0

*	In addition to the Allianz Closed-End Funds, during the Fund’s most recently completed fiscal year, all of the Directors served as Directors of two open-end investment companies (each consisting of separate investment portfolios) advised by the Manager. These investment companies are considered to be in the same “Fund Complex” as the Fund.
(1)	Paul Belica retired as a Director of the Fund effective December 31, 2011.
(2)	Deborah A. DeCotis was appointed as a Director of the Fund effective June 14, 2011.

The Fund has no employees. The Fund’s officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Director Qualifications — The Board has determined that each Director should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Messrs. Gallagher and Rappaport and Ms. DeCotis, who became Board members in September 2010, June 2010 and June 2011, respectively, each Director has served in such role for several years and is knowledgeable about the Fund’s business and service provider arrangements, and has also served for several years as Director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund. Following is a summary of various qualifications, experiences and skills of each Director (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Fund with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Fund with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a Director of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the

Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Directors and as a facilitator of communication with the Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the banking and investment industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of a private investment firm.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Board Committees and Meetings.

Audit Oversight Committee. The Board of the Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis, each of whom is an Independent Director. Mr. Jacobson is the Chairman of the Fund’s Audit Oversight Committee. The Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and approves services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm.

Each member of the Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of the Fund are listed.

The Board of the Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for the Fund, as amended through June 14, 2011 is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of PCM, dated February 21, 2012, is attached to this Proxy Statement as Exhibit B-1.

Nominating Committee. The Board of the Fund has a Nominating Committee composed solely of Independent Directors, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Directors are to be nominated for election by Shareholders. The Nominating Committee of the Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds.

Each member of the Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of the Fund are listed.

Qualifications, Evaluation and Identification of Director/Nominees. The Nominating Committee of the Fund requires that Director candidates have a college degree or equivalent business experience. When evaluating candidates, the Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of the Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of the Fund will review and consider nominees recommended by Shareholders to serve as Directors, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for the Fund, which is available at http://www.allianzinvestors.com/closedendfunds, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Director. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.

Valuation Committee. The Board of the Fund has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Board of the Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-

approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee. The Board of the Fund has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings. With respect to the Fund, during the fiscal year ended December 31, 2011, the Board of Directors held four regular meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session two times, the Valuation Committee met in separate session four times and the Compensation Committee meet in separate session one time. Each Director attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for PCM that were held during the fiscal year ended December 31, 2011, except Ms. DeCotis who was not appointed to the Board until June 14, 2011.

The Directors do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Directors. The Board of Directors of the Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Directors, The PCM Fund Inc., c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of the Fund or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund’s Directors are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. The Fund’s Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Common Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (“NYSE”). These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Directors and relevant officers, investment advisers, relevant affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during the Fund’s fiscal year ended December 31, 2011.

Required Vote. The re-election of Mr. Rappaport and the election of Ms. DeCotis to the Board of Directors of PCM will require the affirmative vote of a majority of the votes of the Shareholders of the Fund cast in the election of Directors at the Meeting, in person or by proxy.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

II. PROPOSAL 2: AMENDMENT AND RESTATEMENT OF FUNDAMENTAL INVESTMENT POLICY

The 1940 Act requires a registered investment company, such as the Fund, to have “fundamental” policies governing certain of its investment practices. An investment policy is “fundamental” if it cannot be changed or deviated from without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental.

One such required fundamental policy relates to a fund’s concentration of investments in a particular industry or group of related industries. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

PCM conducted its initial public offering in 1993, under its former name, PIMCO Commercial Mortgage Securities Trust, Inc. PCM originally elected to qualify and operate as a real estate investment trust (“REIT”) under federal tax laws and focused its investments in commercial mortgage-backed securities. The Fund has since ceased to operate as a REIT. In June 2007, the Fund changed its name to PCM Fund, Inc. In that connection, PCM initially adopted and continues to observe the following fundamental policy regarding industry concentration:

Current Policy

The [Fund] may not [i]nvest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the [Fund] shall, under normal market conditions, invest more than 25% and up to 100% of its assets in securities which represent interests in mortgages on real property. (the “Current Policy”)

Proposed New Policy

The Directors are proposing to amend and restate this fundamental policy as follows:

The Fund, under normal circumstances, will invest at least 25% of its total assets (i.e. concentrate) in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) (i.e. concentrate) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). (the “Proposed New Policy”)

If approved by shareholders, PIMCO will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. For purposes of the industry concentration policy, investments in securities of a single foreign government represent investments in a separate industry, although currency positions are not considered to be an investment in a foreign government for these purposes. Mortgage-related or other asset-backed securities that are issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not subject to the industry concentration policy, by virtue of the exclusion from that test available to all U.S. Government securities.

For purposes of applying the first sentence of the Proposed New Policy, privately-issued mortgage-related securities means any mortgage-related security (other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities), such as securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, and stripped mortgage securities (generally interest-only and principal-only securities). Exposures to mortgage-related securities through derivatives or other financial instruments will be considered investments in mortgage-related securities. Privately-issued mortgage-related securities also may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages.

Based on a recommendation from the Manager and PIMCO, the Directors are recommending that the Proposed New Policy be adopted to replace the Current Policy principally because the Current Policy, in specifying that the Fund will ordinarily concentrate “in securities which represent interests in mortgages on real property,” does not distinguish between so-called “agency” mortgage-related securities (i.e., those issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and so-called “non-agency”

mortgage-related securities which are issued by private/non-governmental entities. In this regard, the Current Policy allows the Fund to vary above and below the 25% concentration threshold with respect to non-agency securities by specifying concentration in “securities which represent interests in mortgages on real property,” and therefore in any combination of agency and non-agency securities that total greater than 25%. The Manager and PIMCO have recommended that the policy be amended and restated to clarify and better reflect a distinction between these two asset classes (i.e., agency versus non-agency securities) that has developed and become more widely recognized since the Fund commenced operations in 1993. Based on input from the Manager and PIMCO, the Directors also believe that the Proposed New Policy represents a modernization of the Current Policy by using terms and concepts that did not exist or were not fully developed when the Current Policy was adopted in 1993.

Required Vote.

Approval of the proposed amendment and restatement of the Fund’s fundamental investment policy regarding industry concentration will require the affirmative vote of a majority of the outstanding voting securities of the Fund cast with respect to Proposal 2. Under the 1940 Act, the phrase a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSED CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT POLICY AS SET FORTH IN THIS PROPOSAL 2.

III. ADDITIONAL INFORMATION

Executive and Other Officers of the Fund. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers of the Fund hold office until the next annual meeting of the Board of Directors and until his or her successor shall have been elected and qualified. Officers and employees of the Fund who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Fund.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	Since April 2008	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since April 2008	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since April 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse E. Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since April 2008	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava 09/20/1977	Assistant Secretary	Since April 2008	Vice President of Allianz Asset Management of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 03/13/1971	Assistant Treasurer	Since April 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Orhan Dzemaili 04/18/1974	Assistant Treasurer	Since January 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

*	Unless otherwise noted, the address of the Fund’s officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager and Sub-Adviser. The Manager, located at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Fund. The Manager retains its affiliate PIMCO as Sub-Adviser to the Fund. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of the Fund’s Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2012. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. The Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. The Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm.

Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, the Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of the Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PCM	December 31, 2011	$51,750
	December 31, 2010	$50,000

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters. The table below shows, for the Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund.

Fund	Fiscal Year Ended	Audit- Related Fees
PCM	December 31, 2011	$0
	December 31, 2010	$0

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund:

Fund	Fiscal Year Ended	Tax Fees
PCM	December 31, 2011	$15,000
	December 31, 2010	$14,700

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during the Fund’s last two fiscal years, for services rendered to the Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
PCM	December 31, 2011	$15,000	$7,361,610	$7,376,610
	December 31, 2010	$14,700	$5,189,580	$5,204,280

The Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, the Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. For PCM, the presence at the Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of a Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the applicable Proposal(s). In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or both Proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal(s) for a reasonable time. Any adjournments with respect to the Proposals will require the affirmative vote of a majority of Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Proposal. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors (the “Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for the Fund, the Inspectors will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of Proposal 1 for the election of Directors for a Fund. With respect to Proposal 2, so long as a quorum is present, abstentions and broker non-votes will have the same effect as negative votes on the matter presented for consideration.

For ease of reference, the terms “shares” and “shareholders” as used herein include stock issued by, and shareholders of, PCM.

Reports to Shareholders. The 2011 Annual Report to Shareholders of the Fund was mailed on or about February 24, 2012.

Additional copies of the Annual Report and the Fund’s Semi-Annual Report may be obtained without charge from the Fund by calling 1-800-254-5197 or by writing to the Fund at 1633 Broadway, New York, New York 10019.

Shareholder Proposals for Annual Meeting for the 2012-2013 Fiscal Year. It is currently anticipated that the Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in April 2013. The next annual meeting of Shareholders is not expected to be held within 30 days of the first anniversary date of the Meeting addressed in this Proxy Statement. Therefore, federal law dictates that proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund a reasonable time before the Fund begins to print and send its proxy materials for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. In accordance with the Fund’s bylaws, Shareholders submitting proposals for the Fund intending to be presented at the annual meeting for the 2012-2013 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, by the latter of the close of business sixty days prior to the date of the next annual meeting or fourteen days following the date such meeting is first public announced or disclosed. Assuming the next annual meeting of Shareholders is held, as anticipated, in April 2013, and timely notice of the meeting is given, the date by which Shareholder proposals will need to be received (60 days before that Meeting) is expected to fall sometime between January 31, 2013 and March 1, 2013. A future public announcement will set the date of the next annual meeting of Shareholders, and will also confirm the date by which Shareholder proposals for presentation at the meeting (i.e., other than those to be included in the Fund’s proxy materials) must be received by the Fund. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

June 27, 2012

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through June 14, 2011)

The Board of Directors or Directors (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm (“IA”), and the performance of the Fund’s internal control systems and IA. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the IA is responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than three (3) Directors. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s IA based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the IA shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s IA must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the IA relating to financial reporting.

2. To consider the independence of the Fund’s IA at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the IA as required by Rule 3526 of the Public Company Accounting Oversight Board.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the IA to the Fund and (ii) all non-audit services rendered by the IA to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the IA to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s IA.

6. Obtain and review at least annually a report from the IA describing (i) the IA’s internal quality-control procedures and (ii) any material issues raised (a) by the IA’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more IA carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s IA arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the IA to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the IA matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and, as needed, the IA the Fund’s unaudited financial statements.

10. Review with the IA any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the IA the Fund’s accounting and financial reporting policies, practices and internal controls, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the IA.

12. Discuss with management its policies with respect to risk assessment and risk management.

13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the IA and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s IA for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of February 1, 2012)

NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

AGIC CONVERTIBLE & INCOME FUND (“NCV”)

AGIC CONVERTIBLE & INCOME FUND II (“NCZ”)

AGIC EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

AGIC GLOBAL EQUITY & CONVERTIBLE INCOME FUND (“NGZ”)

AGIC INTERNATIONAL & PREMIUM STRATEGY FUND (“NAI”)

PCM FUND, INC. (“PCM”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

PIMCO CORPORATE & INCOME STRATEGY FUND (“PCN”)

PIMCO CORPORATE & INCOME OPPORTUNITY FUND (“PTY”)

PIMCO INCOME STRATEGY FUND (“PFL”)

PIMCO INCOME STRATEGY FUND II (“PFN”)

PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)

PIMCO HIGH INCOME FUND (“PHK”)

PIMCO INCOME OPPORTUNITY FUND (“PKO”)

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC. (“RCS”)

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Directors of

PCM Fund Inc. (the “Fund”)

Dated February 21, 2012

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended December 31, 2011 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2011. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2011, be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Submitted by the Audit Oversight Committee of the Board of Directors:

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

William B. Ogden, IV

Alan Rappaport

Deborah A. DeCotis

PROXY CARD

PCM FUND INC.

COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON AUGUST 20, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of PCM Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 11:00 a.m., Eastern Time, August 20, 2012 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF

AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PCM FUND INC.

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown

in this example. Please do not write outside the designated areas.  ☒

The Board of Directors recommends a vote “FOR” the election of the Nominees and a vote “FOR” the approval of the amendment and restatement of the Fund’s fundamental investment policy as described in the Proxy Statement (the “Proposed New Policy”).

ANNUAL MEETING PROXY CARD

A. Election of Directors

1.	Nominees:

(01)	Alan Rappaport (Class III)	For	☐	Withhold	☐

(02)	Deborah A. DeCotis (Class III)	For	☐	Withhold	☐

2. Approval of the Proposed New Policy with respect to the Fund regarding industry concentration, as described in the Proxy Statement.

For	☐	Against	☐	Abstain	☐

3. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

    /    /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.